As filed with the Securities and Exchange Commission on August 28, 2025
Registration No. 333-288838

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM S-4
Post Effective Amendment No. 1
to
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
CITIZENS & NORTHERN CORPORATION
(Exact name of Registrant as specified in its charter)
Pennsylvania (State or other jurisdiction of incorporation or organization)	6022 (Primary Standard Industrial Classification Code Number)	23-2451943 (IRS Employer Identification No.)
90-92 Main Street
P.O. Box 58
Wellsboro, PA 16901
(570) 724-3411
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
J. Bradley Scovill
President and Chief Executive Officer
Citizens & Northern Corporation
90-92 Main Street
P.O. Box 58
Wellsboro, PA 16901
(570) 724-3411
(Name, address, including zip code, and telephone number, including area code, of agent for service)
Copies of all communications to:
Kimberly J. Decker, Esq. Barley Snyder LLP 126 East King Street, Lancaster, PA 17602	Kenneth J. Rollins, Esq. Pillar+Aught 4201 E. Park Circle Harrisburg, PA 17111 (717) 308-9910
Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this Registration Statement becomes effective and upon completion of the transaction described in the enclosed document.
If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. X Registration No. 333-288838
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Large accelerated filer ☐	Accelerated filer ☒
Non-accelerated filer ☐	Smaller reporting company ☐
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐
If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:
Exchange Act Rule 13e-4(i) (Cross Border Issuer Tender Offer) ☐
Exchange Act Rule 14d-1(d) (Cross Border Third Party Tender Offer) ☐

EXPLANATORY NOTE
This Post Effective Amendment No. 1 to Citizens & Northern Corporation’s Registration Statement on Form S-4 (Registration No. 333-288838) originally filed with the Securities and Exchange Commission on July 22, 2025, and as amended by Amendment No. 1, filed on August 4, 2025, is being filed for the sole purpose of amending Exhibit 8.1, which was originally filed with Amendment No. 1 on August 4, 2025. A fully amended and restated Exhibit 8.1 is being filed herewith.
Item 21.   Exhibits and Financial Statement Schedules.
(a) Exhibits.   The following is a list of Exhibits to this Registration Statement.
Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of April 23, 2025 between Citizens & Northern Corporation and Susquehanna Community Financial, Inc.	Included as Annex A of the Proxy statement/Prospectus contained in this Registration Statement. The registrant agrees to provide to the Securities and Exchange Commission, upon request, a copy of the schedules to this Agreement.
3.1	Articles of Incorporation	Incorporated by reference to Exhibit 3.1 of the Corporation’s Form 10-Q filed May 6, 2022
3.2	By-laws	Incorporated by reference to Exhibit 3.1 of the Corporation’s Form 8-K filed February 18, 2022
4.	Instruments defining the rights of securities holders, including Indentures:
4.1	Indenture, dated May 19, 2021 between Citizens & Northern Corporation and UMB Bank, National Association, as trustee	Incorporated by reference to Exhibit 4.1 of the Corporation’s Form 8-K filed May 19, 2021
4.2	Form of Subordinated Note	Incorporated by reference to Exhibit A-2 to Exhibit 4.1 of the Corporation’s Form 8-K filed May 19, 2021
4.3	Form of Senior Note	Incorporated by reference to Exhibit 4.3 of the Corporation’s Form 8-K filed May 19, 2021
4.4	Description of registrant’s securities	*
5.1	Opinion of Barley Snyder LLP as to the legality of the securities to be registered	*
8.1	Opinion of Barley Snyder LLP as to the tax consequences of the merger	Filed herewith
10.	Material contracts:
10.1	Form of Time-Based Restricted Stock agreement dated January 31, 2025, between the Corporation and Executive Officers pursuant to the Citizens & Northern Corporation 2023 Equity Incentive Plan	Incorporated by reference to Exhibit 10.1 of the Registrant’s Form 10-K filed March 6, 2025
10.2	Form of Performance-Based Restricted Stock Agreement dated January 31, 2025, between the Corporation and Executive Officers pursuant to the Citizens & Northern Corporation 2023 Equity Incentive Plan	Incorporated by reference to Exhibit 10.2 of the Registrant’s Form 10-K filed March 6, 2025

Exhibit No.	Description
10.3	Restricted Stock Agreement dated July 30, 2024, between the Corporation and J. Bradley Scovill	Incorporated by reference to Exhibit 10.1 filed with the registrant’s Form 8-K filed July 31, 2024
10.4	2025 Annual Performance Incentive Award Plan	Incorporated by reference to Exhibit 10.4 of the Registrant’s Form 10-K filed March 6, 2025
10.5	Annual Performance Incentive Award Plan — Mortgage Lenders	Incorporated by reference to Exhibit 10.5 of the Registrant’s Form 10-K filed March 6, 2025
10.6	First Amendment to Deferred Compensation Agreement dated June 17, 2021	Incorporated by reference to Exhibit 10.9 filed with Corporation’s Form 10-K on February 22, 2022
10.7	Deferred Compensation Agreement dated December 17, 2015	Incorporated by reference to Exhibit 10.8 filed with Corporation’s Form 10-K on February 15, 2018
10.8	Amended and Restated Employment Agreement dated May 22, 2024 between the Corporation and J. Bradley Scovill	Incorporated by reference to Exhibit 10.1 filed with Corporation’s Form 8-K on May 28, 2024
10.9	Second Amendment to Employment Agreement dated August 24, 2018 between the Corporation and J. Bradley Scovill	Incorporated by reference to Exhibit 10.1 filed with Corporation’s Form 8-K on August 24, 2018
10.10	First Amendment to Employment Agreement dated June 26, 2017 between the Corporation and J. Bradley Scovill	Incorporated by reference to Exhibit 10.1 filed with Corporation’s Form 8-K on June 27, 2017
10.11	Employment agreement dated March 2, 2015 between the Corporation and J. Bradley Scovill	Incorporated by reference to Exhibit 10.1 filed with Corporation’s Form 8-K on February 9, 2015
10.12	Employment agreement dated September 19, 2013 between the Corporation and Mark A. Hughes	Incorporated by reference to Exhibit 10.2 filed with Corporation’s Form 8-K on September 19, 2013
10.13	Employment agreement dated September 19, 2013 between the Corporation and Harold F. Hoose, III	Incorporated by reference to Exhibit 10.3 filed with Corporation’s Form 8-K on September 19, 2013
10.14	Employment agreement dated December 18, 2019 between the Corporation and Blair T. Rush	Incorporated by reference to Exhibit 10.15 filed with Corporation’s Form 10-K on March 5, 2021
10.15	Employment agreement dated April 6, 2021 between the Corporation and Alexander Balagour	Incorporated by reference to Exhibit 10.1 filed with Corporation’s Form 10-Q on August 6, 2021
10.16	Employment agreement dated February 1, 2023 between the Corporation and Kelley A. Cwiklinski	Incorporated by reference to Exhibit 10.1 filed with Corporation’s Form 10-Q on May 5, 2023
10.17	Form of Indemnification Agreement dated September 20, 2018 between the Corporation and J. Bradley Scovill	Incorporated by reference to Exhibit 10.1 filed with Corporation’s Form 10-Q on November 1, 2018
10.18	Form of Indemnification Agreement dated January 9, 2018 between the Corporation and Tracy E. Watkins	Incorporated by reference to Exhibit 10.6 filed with Corporation’s Form 10-K on February 15, 2018

Exhibit No.	Description
10.19	Form of Indemnification Agreement dated February 11, 2015 between the Corporation and Stan R. Dunsmore	Incorporated by reference to Exhibit 10.9 filed with Corporation’s Form 10-K on February 26, 2015
10.20	Form of Indemnification Agreement dated January 19, 2011 between the Corporation and John M. Reber	Incorporated by reference to Exhibit 10.8 filed with Corporation’s Form 10-K on March 1, 2011
10.21	Form of Indemnification Agreements dated May 2004 between the Corporation and the Directors and certain officers	Incorporated by reference to Exhibit 10.1 filed with Corporation’s Form 10-K on March 14, 2005
10.22	Form of Indemnification Agreement dated February 16, 2021 between the Corporation and Blair T. Rush	Incorporated by reference to Exhibit 10.23 filed with Corporation’s Form 10-K on March 5, 2021
10.23	Change in Control Agreement dated January 9, 2018 between the Corporation and Tracy E. Watkins	Incorporated by reference to Exhibit 10.7 filed with Corporation’s Form 10-K on February 15, 2018
10.24	Change in Control Agreement dated March 17, 2015 between the Corporation and Stan R. Dunsmore	Incorporated by reference to Exhibit 10.1 filed with Corporation’s Form 10-Q on May 8, 2015
10.25	Change in Control Agreement dated January 20, 2005 between the Corporation and John M. Reber	Incorporated by reference to Exhibit 10.18 filed with Corporation’s Form 10-K on February 18, 2016
10.26	Change in Control Agreement dated December 31, 2003 between the Corporation and Thomas L. Rudy, Jr.	Incorporated by reference to Exhibit 10.2 filed with the Corporation’s Form 10-K on March 14, 2005
10.27	Fifth Amendment to Citizens & Northern Corporation Stock Incentive Plan	Incorporated by reference to Exhibit 10.1 filed with Form 8-K on December 21, 2018
10.28	Fourth Amendment to Citizens & Northern Corporation Stock Incentive Plan and Annual Incentive Plan	Incorporated by reference to Exhibit 10.6 filed with Corporation’s Form 8-K on September 19, 2013
10.29	Third Amendment to Citizens & Northern Corporation Stock Incentive Plan	Incorporated by reference to Exhibit A to the Corporation’s proxy statement dated March 18, 2008 for the annual meeting of stockholders held on April 15, 2008
10.30	Second Amendment to Citizens & Northern Corporation Stock Incentive Plan	Incorporated by reference to Exhibit 10.5 filed with the Corporation’s Form 10-K on March 10, 2004
10.31	First Amendment to Citizens & Northern Corporation Stock Incentive Plan	Incorporated by reference to Exhibit 10.6 filed with the Corporation’s Form 10-K on March 10, 2004
10.32	Citizens & Northern Corporation Stock Incentive Plan	Incorporated by reference to Exhibit 10.7 filed with the Corporation’s Form 10-K on March 10, 2004
10.33	Second Amendment to Citizens & Northern Independent Directors Stock Incentive Plan	Incorporated by reference to Exhibit 10.2 filed with Form 8-K on December 21, 2018
10.34	First Amendment to Citizens & Northern Corporation Independent Directors Stock Incentive Plan	Incorporated by reference to Exhibit B to the Corporation’s proxy statement dated March 18, 2008 for the annual meeting of stockholders held on April 15, 2008

Exhibit No.	Description
10.35	Citizens & Northern Corporation Independent Directors Stock Incentive Plan	Incorporated by reference to Exhibit A to the Corporation’s proxy statement dated March 19, 2001 for the annual meeting of stockholders held on April 17, 2001.
10.36	Citizens & Northern Corporation 2023 Equity Incentive Plan	Incorporated by reference to Appendix A to the Corporation’s proxy statement dated March 10, 2023 for the annual meeting of stockholders held on April 20, 2023
10.37	Citizens & Northern Corporation Supplemental Executive Retirement Plan (as amended and restated)	Incorporated by reference to Exhibit 10.21 filed with the Corporation’s Form 10-K on March 6, 2009
10.38	Form of Indemnification Agreements dated May 24, 2018 between the Corporation and Directors Bobbi J. Kilmer, Terry L. Lehman, Frank G. Pellegrino and Aaron K. Singer	Incorporated by reference to Exhibit 10.1 filed with the Corporation’s Form 10-Q filed August 6, 2018
10.39	Form of Indemnification Agreement dated July 16, 2020 between the Corporation and Stephen M. Dorwart	Incorporated by reference to Exhibit 10.4 filed with the Corporation’s Form 10-Q on August 6, 2020
10.40	Form of Indemnification Agreement dated July 16, 2020 between the Corporation and Robert G. Loughery	Incorporated by reference to Exhibit 10.5 filed with the Corporation’s Form 10-Q on August 6, 2020
10.41	Form of Indemnification Agreement dated April 27, 2021 between the Corporation and Helen S. Santiago	Incorporated by reference to Exhibit 10.2 filed with the Corporation’s Form 10-Q on August 6, 2021
10.42	Form of Indemnification Agreement dated July 12, 2021 between the Corporation and Kate Shattuck	Incorporated by reference to Exhibit 10.1 filed with the Corporation’s Form 10-Q on November 8, 2021
10.43	Form of Employment Agreement, dated April 23, 2025, between the Corporation and David S. Runk	*
10.44	Form of Separation and Non-Competition Agreement, dated April 23,2025, between the Corporation and David S. Runk	*
10.45	Form of Employment Agreement, dated April 23, 2025, between the Corporation and Jeffrey Hollenbach	*
21.1	Subsidiaries of the registrant	Incorporated by reference to Exhibit 21 of the Registrant’s Form 10-K filed March 6, 2025
23.1	Consent of Barley Snyder LLP	Included in Exhibit 8.1
23.2	Consent of Baker Tilly US, LLP	*
23.3	Consent of S.R. Snodgrass, P.C.	*
23.4	Consent of Crowe LLP	*
23.5	Consent of Janney Montgomery Scott LLC	*
24.1	Power of Attorney	*
99.1	Form of Proxy Card for Special Meeting of Shareholders of Susquehanna Community Financial, Inc.	*

Exhibit No.	Description
99.2	Opinion of Janney Montgomery Scott LLC	Included as Annex B to the Proxy statement/Prospectus contained in this Registration Statement
99.3	Consent of Christian Trate to Serve as Director	*
107.	Calculation of Registration Fee	*

*
Previously Filed

(d)
Financial statement schedules: Not applicable.

(e)
Reports, opinion or appraisals: Not applicable

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, Citizens & Northern Corporation has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Wellsboro, Commonwealth of Pennsylvania, on August 28, 2025.
CITIZENS & NORTHERN CORPORATION
By:
/s/ J. Bradley Scovill

Name:
J. Bradley Scovill

Title:
President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Susan E. Hartley* Susan E. Hartley	Director	August 27, 2025
/s/ Leo F. Lambert* Leo F. Lambert	Director	August 27, 2025
/s/ J. Bradley Scovill* J. Bradley Scovill	Director, President and Chief Executive Officer (Principal Executive Officer)	August 27, 2025
/s/ Mark A. Hughes* Mark A. Hughes	Treasurer and Chief Financial Officer (Principal Accounting and Financial Officer)	August 27, 2025
/s/ Bobbi J. Kilmer* Bobbi J. Kilmer	Director	August 27, 2025
/s/ Helen S. Santiago* Helen S. Santiago	Director	August 27, 2025
/s/ Terry L. Lehman* Terry L. Lehman	Director, Chair	August 27, 2025
/s/ Frank G. Pellegrino* Frank G. Pellegrino	Director	August 27, 2025
/s/ Katherine Shattuck* Katherine W. Shattuck	Director	August 27, 2025
/s/ Robert G. Loughery* Robert G. Loughery	Director	August 27, 2025
/s/ Aaron K. Singer* Aaron K. Singer	Director	August 27, 2025
/s/ Stephen M. Dorwart* Stephen M. Dorwart	Director	August 27, 2025
*By: /s/ Glenn Richard James Glenn Richard James, attorney in fact